SCHEDULE 14A

                  INFORMATION REQUIRED IN PROXY STATEMENT


                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934
                            (Amendment No. __)

          Filed by the registrant    [X]

          Filed by a party other than the registrant    [ ]
          Check the appropriate box:

          [ ]  Preliminary proxy statement

          [X]  Definitive proxy statement

          [ ]  Definitive additional materials

          [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule
               14a-12

          [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                           FIRSTBANK CORPORATION
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


___________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
     or Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:
___________________________________________________________________________
 (2) Aggregate number of securities to which transaction applies:
___________________________________________________________________________



 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the file fee is calculated and state how it was determined):
___________________________________________________________________________
 (4) Proposed maximum aggregate value of transaction:
___________________________________________________________________________
 (5) Total fee paid:
___________________________________________________________________________
 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount previously paid:
___________________________________________________________________________
 (2) Form, Schedule or Registration Statement No.:
___________________________________________________________________________
 (3) Filing party:
___________________________________________________________________________
 (4) Date filed:
___________________________________________________________________________




























     [FIRSTBANK CORPORATION                  NOTICE OF ANNUAL MEETING
              LOGO]                             OF SHAREHOLDERS

                                             FIRSTBANK CORPORATION
                                               311 WOODWORTH AVENUE
                                                 P.O. BOX 1029
                                               ALMA, MICHIGAN 48801



          The annual meeting of the shareholders of Firstbank Corporation will be held at the Comfort Inn Conference Center at 3130 West Monroe (M-46),
Alma, Michigan 48801, on April 22, 1996, at 5 p.m. (Alma time) to consider and vote upon:

          1. Election of directors.

          2. Any other business that may properly come before the meeting or any adjournment of the meeting.

          Shareholders of record at the close of business on March 8, 1996, will be entitled to vote at the annual meeting and any adjournment of the meeting.


                            BY ORDER OF THE BOARD OF DIRECTORS,




                            /S/ MARY D. DECI
                            Mary D. Deci, Vice President, Secretary
                              and Treasurer

Alma, Michigan
March 20, 1996


___________________________________________________________________________

                                 IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING IN PERSON, THE PROXY WILL NOT BE USED IF YOU CHOOSE TO VOTE IN PERSON.

___________________________________________________________________________


                           FIRSTBANK CORPORATION
                           311 Woodworth Avenue
                               P.O. Box 1029
                           Alma, Michigan 48801
                         Telephone: (517) 463-3131

                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS


             This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Firstbank Corporation (the "Corporation") to be voted at the annual meeting of its shareholders to be held at the Comfort Inn Conference Center at 3130 West Monroe (M-46), Alma, Michigan 48801, on Monday, April 22, 1996, at 5 p.m., Alma time, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 20, 1996.

             If a proxy in the accompanying form is properly executed, duly returned to the Corporation, and not revoked, the shares represented by the proxy will be voted at the annual meeting of the Corporation's shareholders and at any adjournment of that meeting. Where a shareholder specifies a choice, a proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for election of all nominees of the Board of Directors. The Corporation's management does not know of any other matters to be presented at the annual meeting. If other matters are presented, the shares represented by proxy will be voted at the discretion of the persons designated as proxies, who will take into consideration the recommendations of the Corporation's management.

             Any shareholder executing a proxy in the enclosed form has the power to revoke it by notifying the Secretary of the Corporation in writing at the address indicated above at any time before it is exercised or by appearing at the meeting and voting in person.

             Solicitation of proxies is being made by mail. Directors, officers, and regular employees of the Corporation and its subsidiaries may also solicit proxies in person or by telephone without additional compensation. In addition, banks, brokerage firms, and other custodians, nominees, and fiduciaries may solicit proxies from the beneficial owners of shares they hold and may be reimbursed by the Corporation for reasonable expenses incurred in sending proxy material to beneficial owners of the Corporation's stock. The Corporation will pay all expenses of soliciting proxies.





ELECTION OF DIRECTORS

             The Board of Directors has nominated Edward B. Grant and Phillip
G. Peasley for reelection to the Board of Directors at the annual meeting to serve 3-year terms that will expire in 1999.

             The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected.
If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominee. Proxies will not be voted for a greater number of persons than the number of nominees named.

             A vote of shareholders holding a plurality of shares voting is required to elect directors. For the purpose of counting votes on this proposal abstentions, broker non-votes, and other shares not voted will not be counted as shares voted.

                 YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                 FOR ELECTION OF ALL NOMINEES AS DIRECTORS


VOTING SECURITIES

             At the close of business on March 8, 1996, the record date for determination of the shareholders entitled to vote at the annual meeting, the Corporation had issued and outstanding 1,542,844 shares of its Common Stock, the only class of voting securities presently outstanding. Each share entitles its holder to one vote on each matter to be voted upon at the meeting.

             The following table shows certain information concerning the number of shares of Common Stock held by the only shareholder who is known to management of the Corporation to be the beneficial owner of more than 5 percent of the outstanding shares of Common Stock of the Corporation as of December 31, 1995.













                       -2-

                              AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP<F1>
                                   SOLE           SHARED
                                 VOTING AND      VOTING OR      TOTAL
    NAME AND ADDRESS OF          INVESTMENT     INVESTMENT     BENEFICIAL   PERCENT
     BENEFICIAL OWNER              POWER        POWER<F2>      OWNERSHIP    OF CLASS
 Firstbank Corporation
 Employee Stock Ownership
 Plan ("ESOP")
 311 Woodworth
 Avenue, Alma,
 Michigan 48801<F3>                  0           140,680       140,680       9.12%

          The following table shows certain information concerning the shares of the Corporation beneficially owned by each of the Corporation's directors and nominees for director, by the executive officers named in the summary compensation table below, and by all directors and executive officers as a group as of December 31, 1995.

                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP<F1>
                                     SOLE             SHARED
                                  VOTING AND         VOTING OR          TOTAL
        NAME OF                   INVESTMENT        INVESTMENT        BENEFICIAL        PERCENT
   BENEFICIAL OWNER                 POWER            POWER<F2>        OWNERSHIP         OF CLASS
 William E. Goggin                  3,432              1,089           4,521              <F*>
 Edward B. Grant                        0                880             880              <F*>
 Charles W. Jennings                    0                594             594              <F*>
 John A. McCormack                 17,714<F4><F5>         23          17,737<F4><F5>      1.15%
 Phillip G. Peasley                 4,092                  0           4,092              <F*>
 David D. Roslund                   2,760                 86           2,846              <F*>
 Thomas R. Sullivan                 3,018<F4><F5>          0           3,018<F4><F5>      <F*>
 James E. Wheeler II                2,064<F4><F5>      4,017           6,081<F4><F5>      <F*>
 All directors and executive
   officers as a group             41,299<F4><F5>      7,298          48,597<F4><F5>      3.15%

<F*>Represents less than 1 percent of the outstanding shares.

<F1> The numbers of shares stated are based on information furnished by each person listed and include shares personally owned of record by that person and shares which under applicable regulations are deemed to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares voting power


                                       -3-
     or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

<F2> Includes shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the indicated person may have substantial influence by reason of the relationship.

<F3> John A. McCormack, Dale A. Peters, and Thomas R. Sullivan, all
     officers of the Corporation, and Nancy A. Stark, Human Resources Officer for Bank of Alma, a subsidiary of the Corporation, are the members of the Pension Committee of the Corporation. Bank of Alma is the trustee of the ESOP Trust, which holds shares of the Corporation for the ESOP. The trustee has voting and limited investment power over the shares held by the ESOP Trust which have not been allocated to an individual account, if any, and limited investment power over shares which have been allocated to an individual account. The Pension Committee has the power to direct the trustee as to the voting of the shares held by the ESOP Trust that have not been allocated to an individual account, if any. Each of the members of the Pension Committee disclaims beneficial ownership of shares held by the ESOP (except shares allocated to the person's individual account under the ESOP), and the ESOP shares are not reported as beneficially owned by the members of the Pension Committee as individuals unless the shares have been allocated to the person's individual account under the ESOP.

<F4> Includes shares allocated to individual accounts under the ESOP.

<F5> Shares that may be acquired pursuant to stock options are included in the table for stock options that are exercisable within 60 days. The number of shares subject to such options for (a) Mr. McCormack is 2,175 shares (b) Mr. Sullivan is 1,450, (c) Mr. Wheeler is 1,450, and
     (d) all directors and executive officers as a group is 8,483 shares. No other listed person owns options that may be exercised within 60 days.

BOARD OF DIRECTORS

          The Articles of Incorporation of the Corporation provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. The present Board of Directors consists of five persons who were


                       -4-
elected to the Board of Directors for terms of three years each by the Corporation's shareholders and one person who was appointed by the Board of Directors to fill a vacancy. The term of office of one class of directors consisting of two directors expires in 1996.

          Biographical information concerning the current directors and the nominees who are nominated for election to the Board of Directors at the annual meeting is presented below. Except as otherwise indicated, all directors and nominees have had the same principal employment for over five years.

NOMINEES FOR 3 YEAR TERMS EXPIRING IN 1999

          EDWARD B. GRANT (age 46) has been a director of Firstbank, a wholly owned subsidiary of the Corporation, since 1988, and of the Corporation since 1990. He has served as Chairman of the Board of Firstbank since 1989. Mr. Grant is Director, Graduate Business Studies, at Central Michigan University.

          PHILLIP G. PEASLEY (age 62) has been a director of Bank of Alma, a wholly owned subsidiary of the Corporation, since 1973, and of the Corporation since 1985. He is the owner and President of Peasley's Hardware & Furniture, Inc., a retail hardware and furniture store.

DIRECTORS WITH TERMS EXPIRING IN 1998

          WILLIAM E. GOGGIN (age 50) has been a director of Bank of Alma since 1974, and of the Corporation since 1985. Mr. Goggin has served as Chairman of the Board of the Corporation since 1986. He is an attorney with the law firm of Goggin & Baker.

          CHARLES W. JENNINGS (age 59) has been a director of 1st Bank, a wholly owned subsidiary of the Corporation, since 1987, and a director of the Corporation since 1989. Mr. Jennings is an attorney with the law firm of Jennings & Ellias, P.C.

DIRECTORS WITH TERMS EXPIRING IN 1997

          JOHN A. MCCORMACK (age 59) has been President and Chief Executive Officer and a director of the Corporation since 1986. He has also been President and Chief Executive Officer and a director of Bank of Alma since 1986. Previously, he served Bank of Alma in other capacities. Mr. McCormack was a director of Firstbank from 1987 to 1994.

          DAVID D. ROSLUND (age 55) was appointed to the Board of Directors of the Corporation in 1995 and has been a director of Bank of Alma since 1990. Mr. Roslund, a certified public accountant, is the Administrator of Wilcox Health Care Center, a nursing home located in


                       -5-
     Alma. He also is an investor in and manager of several local small businesses.

          The Board of Directors of the Corporation has a standing audit committee. It is the duty of the audit committee to cause a suitable examination of the Corporation's financial records and operations, and those of its subsidiaries, to be made by the internal auditor through a program of continuous internal audits; to recommend to the Board of Directors the appointment of independent auditors to audit the consolidated financial statements of the Corporation and its subsidiaries and make such additional examinations as the committee deems advisable; to review reports of examination of the Corporation and its subsidiaries received from regulatory authorities; and to report to the Board of Directors at least once each calendar year on the results of examinations made and offer such conclusions and recommendations as the committee deems appropriate.
Messrs. Goggin, Grant, and Roslund served on this committee. During 1995, the audit committee held five meetings.

          The Board of Directors of the Corporation does not have standing nominating or compensation committees. The entire Board of Directors performs the functions of those committees. In making nominations for election to the Board of Directors, the Board of Directors will consider recommendations of shareholders. Shareholders who wish to recommend nominees should submit their recommendations in writing, delivered or mailed to the Secretary of the Corporation.

          The Board of Directors of the Corporation held 19 regularly scheduled and special meetings during 1995. All incumbent directors attended at least 75 percent of all meetings of the Board of Directors and any committees on which they served.

          The Securities Exchange Act of 1934 requires the Corporation's directors, officers, and persons who own more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require such reporting persons to furnish the Corporation with copies of all such reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no filings were required for those persons, the Corporation believes that, from January 1, 1995, through December 31, 1995, its directors, officers, and greater than 10% shareholders complied with all applicable filing requirements, except that one report covering a transfer of 25 shares of Common Stock to David D. Roslund was not filed. A report on Form 5 was filed to correct the omission when the error was discovered.

REPORT ON EXECUTIVE COMPENSATION

          All of the executive officers of the Corporation are also officers of one or more of the Corporation's subsidiary banks. They serve


                       -6-
as officers of the Corporation as an incident to their primary service as an officer and employee of a subsidiary bank, and receive no compensation directly from the Corporation. Although there is a great deal of communication between the Board of Directors of the Corporation and the Boards of Directors of the banks, the Boards of Directors of the banks retain authority and responsibility for setting compensation for their own officers, including those officers who also serve as officers of the Corporation.

          The entire Board of Directors of the Corporation serves as a compensation committee, with Mr. McCormack excluded from decisions with respect to his own compensation. The entire Board of Directors of the Corporation, except Mr. McCormack, serves as a committee to administer the Stock Option and Restricted Stock Plan of 1993 (the "Stock Option and Restricted Stock Plan"). The Corporation's Board of Directors has responsibility for establishing the formal employee benefit plans which are available to the employees of all of the subsidiary banks. These plans currently include a qualified employee stock ownership and 401(k) plan, a non-qualified deferred compensation plan, and the Stock Option and Restricted Stock Plan. The Board of Directors of the Corporation reviews the compensation to be paid to the chief executive officers of the subsidiary banks, each of whom is also an officer of the Corporation. Recommendation and formal authorization of the compensation of the subsidiary bank chief executive officers is, however, the role of the Boards of Directors of the subsidiary banks.

          All executive officers receive a salary and, if net income is
satisfactory, an annual cash bonus.   It is the policy of the Corporation
and the banks to set salaries at levels which will be competitive with other comparable financial institutions in order to enable them to retain and, when needed, attract qualified executive officers. Information on compensation levels of other institutions is obtained from compensation surveys published by the Michigan Banker's Association, the Bank Administration Institute and from other similar sources. In setting salaries, the Corporation and the banks also seek to assure relative fairness in the compensation of officers and to recognize the value of the contribution that each makes to the Corporation's success. Annual cash bonuses are based on a discretionary evaluation of the performance of the Corporation and the bank served by the officer. Bonuses also take into account recognition of specific personal achievements of the individual officers.

          During 1995, stock options were awarded under the Stock Option and Restricted Stock Plan to all full-time benefit eligible employees as of January 1, 1996. The number of shares subject to each option was based on the position and a discretionary assessment of the performance of each grantee. All options awarded in 1995 vest in even annual increments over a period of 10 years. The Stock Option and Restricted Stock Plan also allows



                       -7-
the Corporation to issue restricted stock to officers and employees of the Corporation and its subsidiaries. However, no shares of restricted stock were awarded in 1995.

          The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to executive officers does not exceed 10% of each executive officer's respective annual salary and bonus.

          Section 162(m) of the Internal Revenue Code provides that publicly held corporations may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exemptions. The Corporation's Board of Directors has examined its executive compensation policies in light of Section 162(m) and the regulations issued by the Internal Revenue Service to implement that section. It is not expected that any portion of the Corporation's deduction for employee remuneration will be disallowed in 1996 or in future years by reason of actions expected to be taken in 1996.

          The salary and bonus of John A. McCormack, President and Chief Executive Officer of the Corporation and Bank of Alma, was recommended by the Compensation Committee of Bank of Alma and approved by the Boards of Directors of the Corporation and Bank of Alma. In recommending and approving Mr. McCormack's salary, the committee and the boards considered a survey of compensation paid to executive officers by Michigan financial institutions of more or less comparable size. Mr. McCormack's salary, bonus, and stock option awards were also based on a discretionary evaluation of Mr. McCormack's personal performance and the operating results of the Corporation and Bank of Alma. For this purpose, the committee and the Boards of Directors focused on the earnings of the Corporation and Bank of Alma in the year just completed, the quality and productivity of the management team, reductions in administrative staffing, and continuing improvements made in loan quality, loan and loan allowance management, and loan documentation and procedure.

                                   Respectfully submitted,

                                   William E. Goggin
                                   Edward B. Grant
                                   Charles W. Jennings
                                   John A. McCormack
                                   Phillip G. Peasley
                                   David D. Roslund








                       -8-
STOCK PERFORMANCE

          The following graph compares the cumulative total shareholder return on the common stock of the Corporation to the KBW 50 Index, published by Keefe, Bruyette & Woods, Inc., and the Standard & Poor's 500 Stock Index assuming a $100 investment at the end of 1990. The Standard & Poor's 500 Stock Index is a broad equity market index. The KBW 50 Index is composed of 50 money center and regional bank holding companies.
Cumulative total return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period. The Standard & Poor's 500 Index and the KBW 50 Index assume dividend reinvestment.




                         [STOCK PERFORMANCE GRAPH]




          The table below shows dollar values for cumulative total shareholder return plotted in the graph above.

                1990         1991          1992          1993         1994         1995
Firstbank      $100.0       $ 97.0        $156.8        $292.8       $308.5       $397.4
KBW 50         $100.0       $158.3        $201.7        $212.8       $201.9       $323.4
S&P 500        $100.0       $130.5        $140.4        $154.6       $156.6       $215.5


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

          Executive officers of the Corporation are compensated by Bank of Alma, Firstbank, or 1st Bank, in accordance with their employment with the applicable banks, and do not receive any compensation directly from the Corporation. Presented below is the remuneration paid for the three years ended December 31, 1995, by Bank of Alma to its President and Senior Vice President and by Firstbank to its President, the only officers of the Corporation whose annual salary and bonus exceeded $100,000 for the year ended December 31, 1995.






                       -9-

                                     SUMMARY COMPENSATION TABLE
                                                                           LONG TERM
                                                                          COMPENSATION
                                                                     RESTRICTED    SECURITIES         ALL
         NAME AND                            ANNUAL COMPENSATION       STOCK       UNDERLYING        OTHER
     PRINCIPAL POSITION             YEAR     SALARY<F1>   BONUS<F1>  AWARDS<F2>    OPTIONS<F3>   COMPENSATION<F4>
John A. McCormack
  President, Chief Executive        1995      $125,758     $41,727         $0        1,575         $22,714
  Officer and director of           1994       119,350      40,777          0        1,654          20,251
  the Corporation and               1993       118,230      34,277     15,750        1,736          18,717
  Bank of Alma
Thomas R. Sullivan
  Vice President of the             1995        93,742      12,500          0        1,050           5,146
  Corporation and                   1994        90,000       8,000          0        1,103           4,461
  President, Chief Executive        1993        93,461           0     10,500        1,158           4,432
  Officer and director of
  Firstbank
James E. Wheeler II
  Vice President of the             1995        78,285      22,100          0        1,050           3,997
  Corporation and Senior            1994        75,500      21,800          0        1,103           3,921
  Vice President and Chief          1993        76,431      17,800     10,500        1,158           4,231
  Loan Officer of Bank
  of Alma

___________________________

<F1> Includes directors fees paid by the subsidiary banks and compensation voluntarily deferred under the ESOP and under the Firstbank
     Corporation Nonqualified Deferred Compensation Plan.

<F2> Amounts reported in the Summary Compensation Table as restricted stock awards are calculated by multiplying the market price of the Corporation's unrestricted stock on the date of grant by the number of shares awarded. Recipients of restricted stock have rights as shareholders including the right to receive dividends paid with respect to the restricted stock. As of December 31, 1995, the number and value of the aggregate restricted stock holdings after adjusting for a five percent stock dividend distributed on December 28, 1995, for the named executive officers is as follows:

                                        NUMBER              VALUE AS OF
                                       OF SHARES         DECEMBER 31, 1995

     John A. McCormack                    868                $21,700
     Thomas R. Sullivan                   579                 14,475
     James E. Wheeler II                  579                 14,475


                                       -10-
<F3> The numbers of shares subject to stock options have been adjusted to reflect the five percent stock dividends distributed on November 29, 1993, December 29, 1994, and December 28, 1995.

<F4> All other compensation for the year ended December 31, 1995, includes
     (a) matching contributions under the ESOP, (b) other allocations under the ESOP, and (c) insurance premiums paid on life insurance for the benefit of the named executive officers. The officers have not and will not receive any interest in any cash surrender value of the life insurance obtained for the benefit of the officers. The amounts included for each such category are:

                                     (A)          (B)          (C)

     John A. McCormack             $5,483       $16,079      $1,152
     Thomas R. Sullivan             4,063             0       1,083
     James E. Wheeler II            3,091             0         906

          Stock options are believed to help align the interests of employees with the interests of shareholders by promoting stock ownership by employees and by rewarding them for appreciation in the price of the Corporation's stock. Stock options which were granted or outstanding during 1995 were granted under the Stock Option and Restricted Stock Plan.

          The following tables set forth information concerning stock options granted to and exercised or retained by the named executive officers of the Corporation during 1995.

                                 OPTION GRANTS IN LAST FISCAL YEAR
                                             % OF
                                             TOTAL                                 POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF      OPTIONS                                  ASSUMED ANNUAL RATES OF
                              SHARES       GRANTED TO                                STOCK PRICE APPRECIATION
                            UNDERLYING     EMPLOYEES                                      FOR OPTION TERM
                             OPTIONS       IN FISCAL    EXERCISE       EXPIRATION
     NAME                  GRANTED <F2>      YEAR        PRICE <F2>       DATE         0%        5%        10%
John A. McCormack            1,575           6.6%         $24.29        12/20/05       $0     $24,060    $60,971
Thomas R. Sullivan           1,050           4.4%          24.29        12/20/05        0      16,040     40,648
James E. Wheeler II          1,050           4.4%          24.29        12/20/05        0      16,040     40,648






                      -11-

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND YEAR END OPTION VALUES
                                                                NUMBER OF            VALUE OF
                                                            SHARES UNDERLYING     UNEXERCISED
                                                               UNEXERCISED        IN-THE-MONEY
                                                               OPTIONS AT           OPTIONS AT
                            NUMBER OF                           YEAR END            YEAR END
                         SHARES ACQUIRED        VALUE          EXERCISABLE/        EXERCISABLE/
     NAME                  ON EXERCISE        REALIZED        UNEXERCISABLE      UNEXERCISABLE
John A. McCormack               0                $0            2,175/2,790       $11,956/7,547
Thomas R. Sullivan              0                 0            1,450/1,861         7,971/5,038
James E. Wheeler II             0                 0            1,450/1,861         7,971/5,038

_______________________

<F1> The per share exercise price of each option is equal to the market value of the Common Stock on the date each option was granted. All outstanding options were granted for a term of 10 years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. No option is exercisable until 6 months after the date of grant. Except for options granted in 1994 which became fully vested 6 months after the date of grant, the right to exercise options vests over 10 years in equal annual increments.

<F2> The numbers have been adjusted in accordance with the Stock Option and
     Restricted Stock Plan to reflect a five percent stock dividend distributed to all shareholders on December 28, 1995.

          The Corporation pays the Chairman of its Board a retainer of $2,500 per year and pays each of its directors who is not compensated as an officer of the Corporation a fee of $400 for each regular Board of Directors meeting attended and $700 for each full day and $500 for each half day special Board of Directors meeting attended. In addition, directors who serve on the Corporation's audit committee are paid $150 for each committee meeting attended.

          Each director or nominee of the Corporation is also a director of Bank of Alma, Firstbank, or 1st Bank. Bank of Alma pays the Chairman of its Board a retainer of $3,000 per year and pays each of its directors who is not compensated as an officer of Bank of Alma a fee for each regular Board of Directors meeting attended based on years served as a director. For each regular meeting, directors that have served zero through five years receive $300, six through ten years receive $400, and over ten years


                      -12-
receive $500. Each director attending a special full day Board of Directors meeting receives $600, and for each half day meeting, $350. In addition, directors of Bank of Alma who serve on committees are paid $200 for each executive committee meeting attended and $100 for each other committee meeting attended.

          Firstbank pays the Chairman of its Board a retainer of $1,200 per year and pays each of its directors who is not compensated as an officer of Firstbank a retainer of $1,200 plus a fee of $100 for each regular Board of Directors meeting attended and $250 for each special Board of Directors meeting attended. In addition, directors who serve on committees are paid $100 for each committee meeting attended.

          1st Bank pays each of its directors who is not compensated as an officer of 1st Bank a fee of $250 for each regular Board of Directors meeting attended and $400 for each special Board of Directors meeting attended. In addition, directors who serve on committees are paid $100 for each committee meeting attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The entire Board of Directors of the Corporation serves as a compensation committee. As a director of the Corporation, Mr. McCormack serves on the Board of Directors and participates in deliberations concerning compensation of other executive officers. Mr. McCormack, however, is excluded from decisions with respect to his own compensation. The entire Board of Directors, except Mr. McCormack, serves as a committee to administer the Stock Option and Restricted Stock Plan.

          Mr. Goggin is the owner of Goggin & Baker, a law firm which Bank of Alma has retained in prior years and proposes to retain in the current fiscal year. Fees paid by the Corporation and its subsidiaries represented less than 5% of the gross revenues of the law firm during 1995.

          Bank of Alma leases space to Goggin & Baker. Lease payments for the space occupied by Goggin & Baker equal $561 per month. The Goggin & Baker lease is for a term of 5 years ending March 30, 1999.

          Charles W. Jennings is an attorney with, and President and 50 percent shareholder of, Jennings & Ellias, P.C., a law firm which has performed services for 1st Bank in prior years and which 1st Bank may continue to use for legal matters in the future. Fees paid by the Corporation and its subsidiaries represented less than 5% of the gross revenues of the law firm during 1995.

          Directors and officers of the Corporation and their associates were customers of, and had transactions with, the Corporation's subsidiary banks in the ordinary course of business between January 1, 1995, and December 31, 1995. All loans and commitments included in such transactions


                      -13-
were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors, officers, and their associates were current as of December 31, 1995.

INDEPENDENT AUDITORS

          The Board of Directors of the Corporation has appointed the firm of Crowe, Chizek and Company LLP, certified public accountants, as independent auditors of the Corporation for the 1996 fiscal year. Crowe, Chizek and Company LLP also examined and reported on the Corporation's financial statements as of, and for the year ended, December 31, 1995. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual shareholders' meeting and have an opportunity to make a statement if the representative desires to do so. The Crowe, Chizek and Company LLP representative is also expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

          Shareholder proposals intended to be presented at the next annual meeting must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting by November 20, 1996. Shareholder proposals should be made in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and should be addressed to Mary D. Deci, Secretary, Firstbank Corporation,
311 Woodworth Avenue, Alma, Michigan 48801.






















                      -14-
     PROXY               FIRSTBANK CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS - APRIL 22, 1996

          The undersigned shareholder acknowledges receipt of a Notice of Annual Meeting and a Proxy Statement for the annual meeting referred to above, and appoints JOHN A. McCORMACK and MARY D. DECI, or either of them, each with full power of substitution, attorneys and proxies to represent the shareholder, and to vote and act with respect to all shares that the shareholder would be entitled to vote, at the annual meeting of shareholders of Firstbank Corporation referred to above and at any adjournment of that meeting, on all matters which come before the meeting.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE OF THIS PROXY. IF NO SPECIFICATION IS GIVEN, THE SHARES WILL BE VOTED FOR ELECTION OF ALL NOMINEES NAMED ON THIS PROXY AS DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING.
                                        Signatures should be identical to
                                   the name(s) on your stock certificate
                                   (which are on the address label of the
                                   envelope in which this proxy material
                                   was delivered).  Joint owners should
                                   each sign personally.  Persons signing
                                   as attorney, executor, administrator,
                                   trustee, or guardian should give full
                                   title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Signature X_____________________________

                                   Signature X_____________________________

                                   Date _____________________________, 1996















   1.   Election of Directors

   [ ] VOTE FOR ALL nominees listed below   [ ] WITHHOLD AUTHORITY to vote
       (except as marked to the contrary        for all nominees listed
       below)                                   below

     YOUR BOARD OF DIRECTORS RECOMMENDS AUTHORIZATION TO VOTE FOR ALL
                           NOMINEES LISTED BELOW

                    EDWARD B. GRANT        PHILLIP G. PEASLEY

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)





  2. In their discretion, upon all other matters that may be presented at the meeting.

     PLEASE SIGN AND DATE THE OTHER SIDE.  RETURN THIS PROXY PROMPTLY
                       USING THE ENCLOSED ENVELOPE.